UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 25, 2013

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 24, 2013, the Company announced that its Board of Directors has approved a plan to reorganize its business by means of a separation and spin-off of a newly formed subsidiary whose assets and liabilities would consist of most of its standard specification drilling units, and related assets, liabilities and business (the “Plan”). The Plan, if consummated, will result in the creation of two separate offshore drilling companies. The Company is filing herewith pro forma financial information for the Company that gives effect to the proposed Plan. Unaudited Pro Forma Combined Balance Sheet of the Company, as of June 30, 2013, and the related notes thereto, and the Unaudited Pro Forma Combined Statements of Operations of the Company for the twelve months ended December 31, 2012 and the six months ended June 30, 2013, and the related notes thereto, showing the pro forma effect of the removal of the standard specification units to be separated in the Plan, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report and the exhibit hereto may contain “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding fleet content, the Plan and the timing thereof, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of some of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Unaudited Pro Forma Combined Balance Sheet of the Company as of June 30, 2013, and the related notes thereto, and Unaudited Pro Forma Combined Statements of Operations of the Company for the twelve months ended December 31, 2012 and the six months ended June 30, 2013, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation

Date: September 25, 2013

	By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Unaudited Pro Forma Combined Balance Sheet of the Company as of June 30, 2013, and the related notes thereto, and Unaudited Pro Forma Combined Statements of Operations of the Company for the twelve months ended December 31, 2012 and the six months ended June 30, 2013, and the related notes thereto.

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